SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C. 20549



                                FORM 8-K

                             CURRENT REPORT

   Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported):  October 18, 2000

                      BUTLER NATIONAL CORPORATION
         (Exact name of registrant as specified in its charter)


Delaware                         0-1678                            41-034293
(State of Incorporation) (Commission File Number)            (I.R.S. Employer
                                                        Identification Number)


             19920 West 161st Street, Olathe, Kansas 66062

                              (913) 780-9595
                       Registrant's telephone number

Item 5.   Other Events
          Butler National Corporation reported that on October 18, 2000 the Company issued a press release regarding the Company's announcement of a Lease Program for the Butler Transient Suppression Device (TSD) on Boeing 747 "Classic" aircraft equipped with the Honeywell Fuel Quantity Indicating System. See Exhibit 99.

                                SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       BUTLER NATIONAL CORPORATION



October 18, 2000                       /S/Clark D. Stewart
   (Date)                              Clark D. Stewart
                                       President and CEO





October 18, 2000                       /S/Robert E. Leisure
   (Date)                              Robert E. Leisure
                                       Chief Financial Officer